2Q26 Earnings Presentation August 6, 2026

Disclaimer and Forward-Looking Statements The guidance provided in this presentation is based on information available as of August 6, 2026 and management's review of the anticipated financial results for 2026. Such guidance remains subject to change based on management's ongoing review of the Company's 2026 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance, except as required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: the risk of significant losses from catastrophes and severe weather events; risks related to the lack of a financial strength rating from A.M. Best; risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; adverse capital, credit and financial market conditions; risks related to volatility in net investment income; the unavailability of reinsurance at current levels and prices; the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; the credit risk of our reinsurers; the inability to maintain the requisite amount of risk-based capital needed to grow our business; the effects of climate change on the frequency or severity of weather events and wildfires; risks related to the limited market area of our business; risks related to a concentration of business in a limited number of producers; legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; the effects of competition in our market areas; our reliance on certain key personnel; risks related to security breaches or other attacks involving our computer systems or those of our vendors; our reliance on information technology and information systems; and the uncertainty relating to our geographic diversification strategy in entering the California market and other markets. Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

KINGSTONE AT A GLANCE

KINGSTONE COMPANIES, INC.

A focused property insurer with a multi-year profitable growth runway

A regional P&C insurer built on the Select platform — sophisticated pricing, disciplined risk selection and a scalable operating model. New York is the core franchise, complemented by measured expansion into California and Connecticut; the 11th-largest homeowners writer in New York in 2025.

Q2 DIRECT PREMIUMS WRITTEN[1]
$72.5M
+19% YoY

Q2 NET COMBINED RATIO
70.2%
>40 pts better than FY22

SELECT HOMEOWNERS POLICIES IN FORCE
62%
~34% lower non-cat frequency

Q2 DILUTED BOOK VALUE / SHARE
$8.69
+35% YoY · >3× FY23

Q2 DILUTED EPS
$1.05
+35% YoY

Q2 NET UNDERWRITING EXPENSE RATIO
30.6%
−10 pts from FY21

Q2 ANNUALIZED ROE
50.8%
Record quarterly profitability

DIRECT PREMIUMS WRITTEN[1] FY29 TARGET
$500M
~16% implied CAGR from FY25

[1] These are non-GAAP financial measures. See : "Definitions and Non-GAAP Measures" in press release, dated August 6, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.
[2] Based on reported non-catastrophe claim frequency for Select versus Legacy policies from Select's inception through June 30, 2026.

Second Quarter 2026 Results

- **Profitability:** Most profitable quarter in Company history, with record net income of $15.5 million; diluted EPS up 35%, to $1.05; annualized ROE of 50.8%
- **Growth:** Net premiums earned up 31% to $60.5 million as the reduced quota share earns in; direct premiums written up 19% to $72.5 million, led by New York personal lines
- **Combined ratio:** Net combined ratio improved 1.3 points to 70.2%, aided by 2.7 points of favorable prior-year development and a (0.8)% catastrophe ratio, as favorable development on Q1 storm estimates exceeded Q2 catastrophe losses
- **Underlying:** Underlying combined ratio of 73.7%, below the full-year guidance range of 74% to 76%, with the net underwriting expense ratio improving 2.1 points to 30.6%
- **Capital returns:** Quarterly dividend increased 20% to $0.06 in July, one year after reinstatement; repurchase authorization of up to 1,000,000 shares in place
- **Outlook:** Reaffirmed full-year 2026 guidance (issued March 5, affirmed May 7 and reaffirmed today)

($ in thousands, except per share data)	Q2 2026	Q2 2025	Change	1H 2026	1H 2025	Change
Net premiums earned	$60,467	$46,215	30.8%	$116,336	$89,738	29.6%
Direct premiums written[1]	$72,494	$61,062	18.7%	$142,097	$119,237	19.2%
Net combined ratio	70.2%	71.5%	(1.3) pts	90.2%	82.3%	7.9 pts
Catastrophe loss ratio[1]	(0.8)%	0.6%	(1.4) pts	12.0%	1.2%	10.8 pts
Underlying combined ratio (ex-CAT, ex-PYD)[1]	73.7%	71.4%	2.3 pts	80.7%	82.0%	(1.3) pts
Net income	$15,470	$11,252	37.5%	$9,662	$15,135	(36.2)%
Net income per share - diluted	$1.05	$0.78	34.6%	$0.66	$1.07	(38.3)%
Operating net income per share - diluted[1]	$1.04	$0.75	38.7%	$0.70	$0.94	(25.5)%
Return on equity - annualized	50.8%	50.8%	—	15.3%	37.4%	(22.1) pts

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[1] These are non-GAAP financial measures. See: "Definitions and Non-GAAP Measures" in press release, dated August 6, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

5 Five reinforcing pillars drive durable, profitable growth Execution • Structural improvements in risk selection, operating model and claims organization • Multi-year record of disciplined premium growth alongside meaningful combined ratio improvement • Record Q2 profitability reinforces confidence in the existing 2026 outlook Select Product • 62% of homeowners policies in force, up from 48% a year ago • Low non-catastrophe loss frequency, higher average premium and continued discipline in underwriting driving sustainable underlying loss ratio improvement Operating Efficiency • Q2 net underwriting expense ratio of 30.6%, approximately 10 points below FY2021 • Quota-share cession on the New York book reduced from 16% to 5%, increasing retained premium and earnings power Distribution • Q2 direct premiums written¹ increased 19% to $72.5 million; $500 million target by 2029 • Continued growth in New York and measured expansion into new markets Capital Strength • No debt at the holding company; conservative balance sheet supports disciplined growth initiatives • $500 million catastrophe protection with low first-event retentions • Share repurchase authorization and a 20% increase in the quarterly dividend support balanced capital allocation 1 These are non-GAAP financial measures. See: “Definitions and Non-GAAP Measures” in press release, dated August 6, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

6 Record Q2 Profitability: 70.2% Net Combined Ratio on Continued Underlying Improvement Note: Bar components (attritional loss, catastrophe loss and net underwriting expense ratios) include prior-year reserve development; totals reflect the GAAP net combined ratio, including prior-year development. Components may not sum to totals. 2.4% -2.0% -1.4% -1.9% -0.4% -1.4% -0.5% -0.5% -2.3% -2.7% 68.2% 65.3% 58.8% 47.1% 39.2% 49.1% 62.1% 38.7% 44.1% 34.7% 57.9% 43.1% 6.7% 7.1% 5.2% 1.3% 1.7% 1.7% 0.6% 0.2% 2.1% 26.0% -0.8% 36.0% 32.9% 31.3% 31.2% 33.0% 29.8% 31.3% 32.7% 28.4% 27.9% 30.4% 30.6% 113.3% 105.3% 93.3% 78.2% 72.0% 78.5% 93.7% 71.5% 72.7% 64.2% 112.0% 70.2% FY22 FY23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 PY Reserve Development Attritional Loss Ratio Cat Loss Ratio Net Underwriting Expense Ratio 100% Breakeven

7 Select Delivers ~34% Lower Non-Cat Claim Frequency at 62% Policies in Force (PIF) Penetration 0% 1% 2% 3% 4% 5% 6% C la im F re q u e n cy - R e p o rt e d Legacy Renewal Business Select Total All Products Total 62% PIF Penetration vs. 48% one year ago 1Source: Kingstone Select vs. Legacy Analysis, NY HO ex-catastrophe, Q1 2022 through Q2 2026 ~34% Lower Claim X-Cat Frequency Select vs. Legacy1 Proprietary Underwriting Platform Driving Superior Loss Performance

8 40.6% 36.0% 32.9% 31.3% 30.0% 32.7% 30.6% 2021 2022 2023 2024 2025 2Q25 2Q26 Net Underwriting Expense Ratio Improved 10 Points Since 2021 30.0% FY25 Net Underwriting Expense Ratio Improved 1.3 pts from FY2024 30.6% 2Q26 Net Underwriting Expense Ratio Improved 2.1 pts from 2Q25 10.6 pts Cumulative Improvement From 40.6% in FY2021 to 30% in FY2025 FULL-YEAR TREND QUARTERLY YOY

9 Enhanced Reinsurance Protection at Lower Risk-Adjusted Cost $500M Total Catastrophe Limit +14% (+$60M) vs 2025/26 • Program structure: Catastrophe XOL to $500M total limit; wildfire coverage added alongside hurricane and winter storm • Program cost: ~11% of projected direct premiums earned, down from 13% for the prior treaty period • Quota share: NY personal lines reduced from 16% to 5% (~$0.20 EPS benefit); 30% quota share on the new CA book limits net exposure during ramp-up • Per-risk XOL: $825K retention per risk with coverage to $11M • Panel: more than 34 reinsurers, including six new participants • Context: six-year average cat load 7.1 pts (2019-2024); FY25 actual 1.2 pts $3.5-$6M First-Event Retentions: wildfire $3.5M, named storm $4.75M, winter storm $6.0M >15% lower risk-adjusted cost of core cat excess-of-loss coverage 2026/2027 Reinsurance Program

10 Balance Sheet & Capital Allocation Strong Capital Position Supporting Growth $129.2M Total Stockholders’ Equity +5% YTD; $122.7M at YE25 Zero Net Debt At the Holding Company $109.0M Statutory Surplus Leverage ratio 2.26, RBC >600 $8.69 BVPS (Diluted) (+35% YoY; $9.27 ex-AOCI, +32% YoY) $334.1M Total Investments +8% YTD; net investment income +49% YoY in Q2 $0.06 Quarterly Dividend Raised 20% in July 2026, one year after reinstatement Capital allocation priorities: 1) fund profitable growth, 2) growing quarterly dividend, 3) opportunistic repurchases

11 Growth Drivers Multiple Levers for Premium Expansion Adirondack / Mountain Valley $29M Incremental Direct Premiums Written • Two carriers exiting New York created an opportunity for Kingstone to immediately add premium in 2H24 • Policies re-underwritten through Select platform for loss ratio improvement • Retention and renewal economics continue to accelerate through 2026 GUARD Renewal Rights $25-$30M Expected premium over three years • Renewal rights to AmGUARD Insurance Company's Downstate New York property book • AmGUARD began non-renewing across a three-year period and we began writing policies effective September 2025 • We provide a Select quote as each policy comes up for renewal and the producer decides whether to bind with us

12 FY25 and Projected FY26 Direct Premiums Written1 $242M $44M $5M $278M ($13)M FY24 DPW Organic / Rate GUARD Legacy Runoff FY25 DPW Organic / Rate Expansion States GUARD Legacy Runoff FY26 DPW 16% to 20% growth (Projected) 1 These are non-GAAP financial measures. See: “Definitions and Non-GAAP Measures” in press release, dated March 5, 2026, for definitions and reconciliations of this non-GAAP financial measure to the most directly comparable GAAP measure.

13 NY Core + Multi-State Expansion Supports the Projected Path to $500M Direct Premiums Written1 Target by 2029 $201M $200M $242M $278M $322-$333M $418M $489M $563M $0M $100M $200M $300M $400M $500M $600M FY22 FY23 FY24 FY25 FY26P FY27P FY28P FY29P New York All Other 1 These are non-GAAP financial measures. See: “Definitions and Non-GAAP Measures” in press release, dated March 5, 2026, for definitions and reconciliations of this non-GAAP financial measure to the most directly comparable GAAP measure.

FY2026 Guidance Embeds Conservative Cat Assumptions

Guidance Metric	FY26E	FY25 Actual
Direct premiums written growth[1,4]	16% – 20%	14.8%
Net combined ratio	**81% – 86%**	**75.0%**
Underlying Combined Ratio (ex-CAT, ex-PYD) [1,2]	74% – 76%	74.4%
Catastrophe loss ratio [3]	7% – 10%	1.2%
Net income per share — diluted	**$2.20 – $2.90**	**$2.88**
Return on equity	**24% – 30%**	**43.0%**
Prior-year reserve development	None assumed	0.6 pts fav.

Key Modeling Assumptions	Value
Assumed effective tax rate	~21%
Weighted average diluted shares outstanding	~14.8 million

[1] These are non-GAAP financial measures. See: "Definitions and Non-GAAP Measures" and the tables included in our press release, dated March 5, 2026, for FY25 reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

[2] The Underlying Combined Ratio is a non-GAAP measure. It is computed as the sum of the underlying loss ratio (which is a non-GAAP measure) and the net underwriting expense ratio. The underlying loss ratio excludes catastrophe losses and prior-year reserve development from the GAAP net loss ratio. The most directly comparable GAAP measure is the net combined ratio. Refer to the section entitled "Definitions and Non-GAAP Measures" included in our press release, dated March 5, 2026, for definitions and reconciliations of non-GAAP financial measures. A reconciliation of the 2026 estimate of Underlying Combined Ratio to the GAAP net combined ratio is not provided because the Company is unable to predict catastrophe losses and prior-year reserve development with reasonable certainty without unreasonable efforts. These items could materially impact the GAAP measure.

[3] The catastrophe loss ratio estimate for 2026 of 7% to 10% is at or above the Company's six-year historical average of 7.1% (2019–2024) and gives effect to the elevated winter storm activity experienced in the first quarter of 2026. Catastrophe losses are reported net of reinsurance recoveries and include loss adjustment expenses. The Company defines catastrophe events consistent with PCS industry designations.

[4] Guidance for the most comparable GAAP measure, net premiums earned, is not provided because net premiums earned is an output of multiple variables including direct written premium growth, quota share cession rates, and premium earning patterns, several of which are not within the Company's direct control; therefore, the Company is unable to predict such variables with reasonable certainty without unreasonable efforts.

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15 Strong Track Record with Clear Projected Trajectory $201 $200 $242 $278 $322-$333 2022 2023 2024 2025 2026E 68% 65% 48% 44% 36% 33% 31% 30% 104.2% 98.2% 79.5% 74.4% 74%-76% 0 2022 2023 2024 2025 2026E Attritional Loss Net Underwriting Expense ($2.12) ($0.57) $1.48 $2.88 $2.20-$2.90 2022 2023 2024 2025 2026E (40.3%) (17.5%) 36.3% 43.0% 24%-30% 2022 2023 2024 2025 2026E Direct Premiums Written 1 Underlying Combined Ratio1 Net Income per Diluted Share Return on Equity 1 These are non-GAAP financial measures. See Appendix: “Definitions and Non-GAAP Measures” and press release dated August 6, 2026, for FY24 and FY25 reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

16 Executive Management Team Meryl S. Golden President & Chief Executive Officer 30+ years Joined 2019 as COO; appointed CEO Oct 2023 Progressive · Liberty Mutual · Earnix · Bridgewater Randy L. Patten Vice President & Chief Financial Officer 25+ years Joined Aug 2025; led finance through NEXT Insurance's $2.6B acquisition NEXT Insurance · United Fire Group · Transamerica Sarah (Minlei) Chen SVP, Chief Actuary & Head of Product Mgmt 10+ years Joined Nov 2020; product development and actuarial pricing Homesite · Plymouth Rock · Travelers David Fernandez Senior Vice President & Chief Claims Officer 25+ years Joined Nov 2023; led 1,000+ claims professionals at prior carriers Progressive · Liberty Mutual · Point32Health 90+ Years Combined Insurance Leadership 30+ YEARS 25+ YEARS 10+ YEARS 25+ YEARS

17 Appendix

High-Quality Compounder: Peer-Leading Growth and Returns

- **Attractive Relative Valuation:** KINS trades at 7.8x FY26E and 6.7x FY27E consensus earnings, below the peer average of 8.8x and 8.7x, with the discount widening on forward estimates; the P/BV premium (2.4x vs. 1.6x) reflects superior return on equity.
- **Premium Growth:** Delivered 46% net premiums earned growth in FY25 and 30% in 1H26; the 18.0% consensus DPW CAGR (FY23-26E) is more than double the 7.1% peer average.
- **BV Compounding:** Diluted BVPS of $8.69 at 2Q26, up 35% year over year and more than 3x the FY23 level.
- **Top-Tier Returns:** 43.0% ROAE in FY25 versus a 41.5% peer average, and the highest FY26E ROAE in the group at 26.6% against 19.7%, within the guided 24% to 30% range.
- **Stock Price Performance:** KINS shares are up 19.8% year to date and 198.7% over two years, versus peer averages of 2.9% and 131.3%, while trading below peer earnings multiples.

		8/3	Mcap	P/BV	P/E		CAGR (FY23 - 26E)		ROAE		Div		Stock Price Performance			
Company	Ticker	Price	($M)	ex. AOCI	FY26E	FY27E	DPW	BVPS	FY25	FY26E	Yield	7D	1MO	YTD	1YR	2YR
Kingstone Companies	**KINS**	**$20.16**	**$292**	**2.4x**	**7.8x**	**6.7x**	**18.0%**	**48.5%**	**43.0%**	**26.6%**	**1.2%**	**2.5%**	**0.2%**	**19.8%**	**30.8%**	**198.7%**
American Integrity	AII	$20.86	$409	1.2x	7.5x	6.9x	14.7%	16.0%	39.9%	15.5%	–	9.2%	8.3%	0.1%	12.9%	–
American Coastal	ACIC	$10.93	$523	1.5x	11.4x	10.8x	(6.7%)	24.9%	38.6%	14.2%	–	4.9%	(5.3%)	(13.5%)	7.8%	(3.7%)
Heritage Insurance	HRTG	$30.22	$892	1.7x	6.9x	6.4x	2.4%	38.5%	49.1%	23.8%	–	5.9%	11.4%	3.3%	43.8%	302.9%
Universal Insurance	UVE	$44.23	$1,231	1.8x	8.5x	9.8x	5.2%	26.7%	39.6%	23.8%	1.4%	2.1%	2.8%	30.9%	92.3%	129.3%
HCI	HCI	$179.28	$2,288	2.1x	9.9x	9.7x	19.8%	42.9%	40.5%	21.2%	0.9%	1.9%	(1.8%)	(6.5%)	29.1%	96.8%
Peer Average				1.6x	8.8x	8.7x	7.1%	29.8%	41.5%	19.7%	1.2%	4.8%	3.1%	2.9%	37.2%	131.3%

*Source: Capital IQ and SEC filings as of 8/3/2026. Note FY26E and FY27E analyst consensus estimates sourced from Capital IQ.

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19 Appendix: Definitions and Non-GAAP Measures Direct Premiums Written (DPW)1 Total premiums written during the period, before ceding any to reinsurers. Net Premiums Written (NPW)1 Direct premiums written less ceded premiums; reflects premiums retained on a written basis. Net Premiums Earned (NPE) Net premiums written adjusted for unearned premiums; earned ratably over the policy period. Net Loss Ratio Net losses and LAE divided by net premiums earned. Primary measure of underwriting profitability. Net Underwriting Expense Ratio Net underwriting expenses divided by net premiums earned. Measures operational efficiency. Net Combined Ratio Net loss ratio plus net underwriting expense ratio. Below 100% indicates underwriting profit. Underlying Combined Ratio1 Net combined ratio ex-catastrophes and prior-year development. Measures core underwriting performance. Attritional or Underlying Loss Ratio1 Net loss ratio ex-catastrophes and prior-year development; also called the underlying or ex-cat loss ratio. Catastrophe (CAT) Loss Ratio1 Losses from ISO/PCS-designated catastrophe events divided by net premiums earned. Operating Net Income1 Net income excluding after-tax realized investment gains/losses and other non- recurring items. Return on Equity (ROE) Net income divided by average stockholders' equity; Operating ROE excludes non- recurring items. 1 These are non-GAAP financial measures. See : “Definitions and Non-GAAP Measures” in press release, dated August 6, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

Consolidated Financial Results

($ in thousands, except policy and per share data)	2Q26	2Q25	Change	1H26	1H25	Change
Net premiums earned	$60,467	$46,215	30.8%	$116,336	$89,738	29.6%
Direct premiums written[1]	$72,494	$61,062	18.7%	$142,097	$119,237	19.2%
Policies in force, at the end of the period	84,570	76,925	9.9%	84,570	76,925	9.9%
Net investment income	$3,429	$2,300	49.1%	$6,766	$4,349	55.6%
Net gains (losses) on investments	$240	$546	(56.0%)	($775)	$408	(290.0%)
Gain on sale of real estate	$ —	$ —	— %	$ —	$1,966	(100.0%)
Net loss ratio	39.6%	38.8%	0.8 pts	59.7%	50.3%	9.4 pts
Net underwriting expense ratio	30.6%	32.7%	(2.1) pts	30.5%	32.0%	(1.5) pts
Net combined ratio	70.2%	71.5%	(1.3) pts	90.2%	82.3%	7.9 pts
Net loss ratio	39.6%	38.8%	0.8 pts	59.7%	50.3%	9.4 pts
Catastrophe loss ratio[1]	(0.8%)	0.6%	(1.4) pts	12.0%	1.2%	10.8 pts
Net loss ratio excluding the effect of catastrophes[1]	40.4%	38.2%	2.2 pts	47.7%	49.1%	(1.4) pts
Effect of prior-year favorable reserve development	(2.7%)	(0.5%)	(2.2) pts	(2.5%)	(0.9%)	(1.6) pts
Underlying loss ratio[1]	43.1%	38.7%	4.4 pts	50.2%	50.0%	0.2 pts
Net income	$15,470	$11,252	37.5%	$9,662	$15,135	(36.2%)
Net income per share - basic	$1.07	$0.81	32.1%	$0.67	$1.10	(39.1%)
Net income per share - diluted	$1.05	$0.78	34.6%	$0.66	$1.07	(38.3%)
Return on equity - annualized	50.8%	50.8%	— pts	15.3%	37.4%	(22.1) pts
Adjusted EBITDA[1]	$20,738	$14,783	40.3%	$15,791	$19,038	(17.1%)
Other comprehensive (loss) income, net of tax	($385)	$1,022	(137.7%)	($2,441)	$3,245	(175.2%)
Operating net income[1]	$15,280	$10,821	41.2%	$10,274	$13,259	(22.5%)
Operating net income per share - basic[1]	$1.06	$0.78	35.9%	$0.71	$0.97	(26.8%)
Operating net income per share - diluted[1]	$1.04	$0.75	38.7%	$0.70	$0.94	(25.5%)
Operating return on equity[1]	12.5%	12.2%	0.3 pts	8.2%	16.4%	(8.2) pts
Operating return on equity[1] - annualized	50.2%	48.9%	1.3 pts	16.3%	32.8%	(16.5) pts
Book value per share, at the end of the period – diluted				$8.69	$6.44	34.9%
Book value per share, at the end of the period - diluted excluding AOCI				$9.27	$7.04	31.7%

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[1] These are non-GAAP financial measures. See section entitled "Definitions and Non-GAAP Measures" and the tables included in our press release, dated August 6, 2026, for definitions and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

21 ($ in thousands, except per share data) Q2 2026 Q2 2025 1H 2026 1H 2025 Revenues Net premiums earned $60,467 $46,215 $116,336 $89,738 Ceding commission revenue 1,533 3,082 2,937 6,040 Net investment income 3,429 2,300 6,766 4,349 Net gains (losses) on investments 240 546 (775) 408 Gain on sale of real estate — — — 1,966 Other income 184 151 365 292 Total revenues 65,854 52,295 125,629 102,794 Expenses Loss and loss adjustment expenses 23,930 17,927 69,505 45,102 Commission expense 11,573 10,630 21,769 19,943 Other underwriting expenses 8,655 7,727 17,016 15,133 Other operating expenses 1,362 1,153 3,623 2,189 Depreciation and amortization 761 613 1,477 1,237 Interest expense 59 77 129 305 Total expenses 46,342 38,128 113,518 83,909 Income from operations before taxes 19,512 14,167 12,111 18,885 Income tax expense 4,042 2,914 2,449 3,750 Net income $15,470 $11,252 $9,662 $15,135 Other comprehensive (loss) income, net of tax (385) 1,022 (2,441) 3,245 Comprehensive income $15,085 $12,274 $7,221 $18,380 Earnings per common share: Basic $1.07 $0.81 $0.67 $1.10 Diluted $1.05 $0.78 $0.66 $1.07 Weighted average common shares outstanding: Basic 14,480,305 13,925,707 14,467,100 13,700,308 Diluted 14,671,627 14,387,538 14,638,799 14,148,748 Dividends declared and paid per common share $0.05 — $0.10 — Income Statement

2 2 22 ($ in thousands) June 30, 2026 December 31, 2025 Assets Fixed-maturity securities, held-to-maturity, at amortized cost $6,040 $6,042 Fixed-maturity securities, available-for-sale, at fair value 313,926 289,037 Equity securities, at fair value 9,811 10,057 Other investments 4,281 4,552 Total investments 334,057 309,689 Cash and cash equivalents 16,925 12,179 Premiums receivable, net 19,284 21,012 Reinsurance receivables, net 53,311 58,997 Prepaid reinsurance 1,807 2,142 Deferred policy acquisition costs 27,577 27,867 Intangible assets 500 500 Property and equipment, net 8,165 7,898 Deferred income taxes, net 5,482 4,180 Other assets 10,827 8,962 Total assets $477,934 $453,425 Liabilities Loss and loss adjustment expense reserves $167,475 $140,539 Unearned premiums 152,627 154,028 Advance premiums 6,142 4,003 Reinsurance balances payable 1,698 5,232 Deferred ceding commission revenue 2,830 8,363 Accounts payable, accrued expenses and other liabilities 10,018 11,254 Income taxes payable 4,182 2,835 Debt, net 3,801 4,440 Total liabilities 348,774 330,694 Stockholders' Equity Preferred stock, $0.01 par value (2,500,000 authorized) — — Common stock, $0.01 par value (20,000,000 authorized) 160 159 Capital in excess of par 100,569 99,625 Accumulated other comprehensive loss (8,522) (6,082) Retained earnings 42,812 34,597 135,019 128,299 Treasury stock, at cost (1,543,571 and 1,524,125 shares) (5,860) (5,568) Total stockholders' equity $129,159 $122,731 Total liabilities and stockholders' equity $477,934 $453,425 Balance Sheet